SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          UMB Scout Regional Fund, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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     1)   Title of each class of securities to which transaction applies:

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          filing  fee  is   calculated   and  state  how  it  was   determined):

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number,
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                          UMB SCOUT REGIONAL FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders to be held in Kansas City, Missouri on May 30, 2001. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Directors' recommendations.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL THE FUND TOLL-FREE AT 1-800-996-2862.


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                          UMB SCOUT REGIONAL FUND, INC.
                              KANSAS CITY, MISSOURI

Dear Fellow Shareholders:

          I am writing to request that you consider and vote on several matters relating to your investment in UMB Scout Regional Fund, Inc. to be considered at a Special Meeting of Shareholders to be held in Kansas City on May 30, 2001.

          First, the Fund's Board of Directors is proposing to change the Fund's investment focus from that of an eight state regional small cap fund to a small cap fund that can invest in stocks of companies located anywhere in the United States. Under the proposed policies, the Fund would normally invest at least 80% of its assets in U.S. companies having market capitalizations of $1.5 billion or less at the time of purchase, without limit as to the region where the company is located or does business. Management believes that these changes will be in the best interests of Fund shareholders and will further the Fund's objective, by expanding the Fund's investment opportunities.

          If the proposal is approved, the Fund's name will be changed to the UMB Scout Small Cap Fund. A prospectus supplement describing the proposed investment policies and risks is attached to the proxy statement as Exhibit A.

          The Board is also proposing to modify the Fund's fundamental investment objective so that the Fund will seek long-term growth of capital, rather than long-term growth of capital and income. In addition, the Board is recommending that you vote to reclassify the Fund's general investment policies as non-fundamental, so that the Board can modify the investment policies in the future, without first seeking a shareholder vote. The Fund's investment objective and certain investment restrictions would continue to be fundamental policies, and therefore, could only be changed with shareholder approval. We believe that the recommended changes will provide the Fund with additional investment opportunities and operational efficiencies, as further described in the attached proxy statement.

          Finally, the Board is proposing that the Fund be reorganized as a series of a Delaware business trust, because Delaware law permits a less complicated structure and allows greater flexibility in a mutual fund's business operations.

          The proxy statement uses a question-and-answer format designed to provide you with a simple and concise explanation of certain issues. Although much of the information in the proxy statement is technical and required by the various regulations that govern the Fund, we hope that this format will be helpful to you.

          Your vote is important to the Fund. Thank you in advance for considering these issues and for promptly returning your proxy card.

                                           Sincerely,



                                           _____________________________________
                                           William C. Tempel
                                           Chairman


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                          UMB SCOUT REGIONAL FUND, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2001

          A Special Meeting of Shareholders of UMB Scout Regional Fund, Inc. will be held at the Fund's offices at 1010 Grand Boulevard, Kansas City, Missouri at 10:00 a.m. (Central Time) on May 30, 2001.

          During the Meeting, shareholders of the Fund will vote on the following Proposals:

          1. To approve a change in the Fund's investment policies to permit the Fund to invest in small-capitalization companies located throughout the United States.

          2. To approve a change in the Fund's fundamental investment objective such that the Fund will seek long-term growth of capital.

          3. To approve the reclassification of the Fund's general investment policies as non-fundamental.

          4. To approve the reclassification of certain of the Fund's fundamental investment restrictions as non-fundamental (8 separate votes requested).

          5. To approve the reorganization of the Fund from a Maryland corporation to a series of a Delaware business trust.

          The Board of Directors has fixed March 20, 2001 as the record date for determination of shareholders entitled to vote at the Meeting.

          Please note that a separate vote is required for each Proposal (except that 8 separate votes are required for Proposal 4).

                                        By Order of the Board of Directors,



                                        Martin A. Cramer
                                        Secretary
Kansas City, Missouri
May 4, 2001

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Please sign and return your proxy card in the self-addressed envelope regardless of the number of shares you own.
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


                                TABLE OF CONTENTS


PROXY STATEMENT                                                            PAGE
                                                                           ----
Information About Voting..................................................

Proposal 1:  Conversion of the Fund into UMB Scout Small Cap Fund.........

Proposal 2:  Modification of Investment Objective.........................

Proposal 3:  Reclassification of Investment Policies......................

Proposal 4:  Reclassification of Investment Restrictions..................

Proposal 5:  Reorganization of the Fund into a Delaware business trust....

EXHIBITS

Exhibit A:   Proposed Investment Policies for UMB Scout Small Cap Fund....

Exhibit B:   Form of Agreement and Plan of Reorganization.................

Exhibit C:   Comparison of Delaware business trusts and Maryland
             corporations ................................................

                          UMB SCOUT REGIONAL FUND, INC.

                                 PROXY STATEMENT

WHO IS ASKING FOR MY VOTE?

The Board of Directors of UMB Scout Regional Fund, Inc. (the "Fund") is requesting your vote on several matters to be considered in connection with the Special Meeting of the Shareholders of the Fund to be held May 30, 2001, or any adjournments thereof (the "Meeting").

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

You are being asked to approve a proposal to change the Fund's investment focus so that it may invest in small capitalization companies throughout the United States, a proposal to focus the Fund's objective solely on long-term growth of capital, proposals to reclassify the Fund's general investment policies and certain fundamental investment restrictions as non-fundamental, and a proposal to change the Fund's form of organization from a Maryland corporation to a series of a Delaware business trust.

HOW WILL THE PROPOSED CHANGES AFFECT THE FUND AND MY INVESTMENT?

The proposed change in investment focus will broaden the Fund's investment mandate. Specifically, the Fund currently seeks to achieve its objective of long-term growth of capital and income by investing at least 80% of its assets in common stocks issued by smaller companies (defined as those with market capitalizations of $1 billion or less) that are either located in or doing a substantial portion of their business in Arkansas, Colorado, Illinois, Iowa, Kansas, Missouri, Nebraska or Oklahoma. If you approve the proposal, the Fund will no longer be limited to such a regional focus. Instead, it will be permitted to invest in small capitalization companies throughout the United States, and will normally invest at least 80% of its assets in such smaller companies. In addition, the Fund proposes to expand its current definition of small capitalization companies to include companies having a market capitalization of $1.5 billion or less at the time of purchase. This represents an increase in market capitalization from the current limit of $1 billion. Finally, the Fund's objective will be changed so that it is limited to long-term growth of capital, instead of long-term growth of capital and income. The proposed change in investment focus is not expected to materially affect the way in which the Fund is currently being managed or the Fund's potential risk exposure. Likewise, the change with respect to the Fund's definition of small capitalization companies is intended to make that definition more consistent with current definitions of small capitalization companies within the investment management industry.

The proposed reclassification of the Fund's general investment policies and certain investment restrictions as non-fundamental will enable the Board of Directors to modify investment policies or restrictions in the future, without seeking a shareholder vote. The Fund's investment objective (as modified by shareholders) and remaining investment restrictions will remain matters of fundamental policy that cannot be changed without a shareholder vote.

The proposed reorganization into a Delaware business trust will not affect your investment or the way the Fund is managed. In fact, the change will permit the Fund to operate under a law that is more favorable to mutual funds, thus allowing the Fund to operate more efficiently. You should bear in mind, however, that the newly organized fund is intended to operate as a 50-state small cap fund.

This proxy statement describes in further detail the benefits and risks associated with each proposal.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on March 20, 2001 are entitled to vote at the Meeting. Each share of record is entitled to one vote and each fractional share of record is entitled to the corresponding fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about May 7, 2001.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote for each of the proposals.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person, or you may complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you simply sign and date the proxy card, but do not specify any vote for a Proposal, your shares will be voted FOR that Proposal.

MAY I REVOKE MY PROXY?

You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund; (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting; or (3) attending the Meeting and voting in person.



PROPOSAL 1: TO APPROVE A CHANGE IN THE FUND'S INVESTMENT POLICIES TO PERMIT THE
            FUND TO INVEST IN SMALL CAPITALIZATION COMPANIES LOCATED
                         THROUGHOUT THE UNITED STATES.

WHY IS THE BOARD PROPOSING TO CHANGE THE FUND'S INVESTMENT FOCUS TO THAT OF A 50-STATE SMALL CAP FUND?

Over the past year, the economy has shown signs of slowing. Many have theorized that the country may be slipping into a recessionary period. Consistent with this trend of slowing, many small capitalization companies have suffered over the past few years. Despite the troubles that small-capitalization companies have generally encountered over the past few years, many small-capitalization mutual funds with broader investment mandates than the Fund have performed well over the past ten years. In fact, as evidenced by the performance of the Lipper Small Company Fund Index over that time period, the Fund has typically lagged such funds in terms of performance.

The Board believes that adopting the proposed changes to the Fund's investment policies will permit the Fund to structure a portfolio that has a greater potential to help the Fund achieve its investment objective. The Board further believes that as the number of viable investments available to the Fund decreases as a result of consolidations or other fundamental changes involving small capitalization companies in the Midwest Region, the proposed changes will provide the Fund with the necessary flexibility to take advantage of the investment opportunities offered by small capitalization companies outside of the region.

IN WHAT TYPES OF COMPANIES WOULD THE FUND BE PERMITTED TO INVEST?

If shareholders approve the proposed changes in the Fund's investment policies, the Fund would be required, under normal circumstances, to invest at least 80% of its assets in common stocks issued by smaller companies having market capitalizations of $1.5 billion or less at the time of purchase. This represents an increase in the percentage of the Fund that will be initially invested in small capitalization stocks, as well as an increase in the maximum initial market capitalization of target stocks from $1 billion to $1.5 billion. The market capitalization increase is intended to be more consistent with current definitions of small capitalization within the investment management industry. Stocks will be selected based upon the Adviser's perception of a stock's above-average potential for long-term growth of capital and income. The Fund may also invest up to 20% of its assets in equity securities of companies with market capitalizations over $1.5 billion.

WHAT ARE THE RISKS INVOLVED IN CHANGING THE FUND'S POLICIES?

The proposed changes in investment policies are not intended to materially affect the way in which UMB Bank, n.a., the Fund's investment adviser, manages the Fund or the Fund's potential risk exposure. Specifically, if shareholders approve the proposed fundamental policies, the Fund will continue to be exposed to general market risks as well as the risks associated with smaller companies.

As described in the Fund's current prospectus, market risk is generally the risk that equity securities held by the Fund are subject to market, economic and business conditions that will cause their prices to fluctuate over time. Accordingly, downward changes in the price of securities held by the Fund will cause the value of an investment in the Fund to decrease. Market risk also encompasses the risk that certain investment types (i.e., stocks or bonds) or styles (i.e., growth or value) may shift in and out of favor.

Small company risks encompass those special risks associated with smaller companies. As stated in the prospectus, the securities of such companies may be more volatile than the securities of larger companies because smaller companies may lack the management experience, financial resources, product diversification and competitive strength of larger companies.

After considering the factors discussed above, the Board concluded that it is in the best interests of the Fund's shareholders to modify the Fund's investment policies to enable the Fund to invest in small capitalization companies located in or doing a substantial portion of their business outside of the Midwest Region. The Board further concluded that the modified investment policies would enable the Fund to take advantage of profitable investment opportunities presented by the securities of such issuer.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE IN THE FUND'S INVESTMENT POLICIES?

Provided that a quorum is present, the approval of the proposed changes in the Fund's investment policies requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 1.

 PROPOSAL 2: TO APPROVE A CHANGE IN THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE
           SUCH THAT THE FUND WILL SEEK LONG-TERM GROWTH OF CAPITAL.

WHY IS THE BOARD PROPOSING TO CHANGE THE FUND'S INVESTMENT OBJECTIVE?

The Fund's current investment objective is to seek long-term growth of capital and income, with income being a secondary consideration. Historically, the Fund has focused primarily on addressing long-term growth of capital through investments in common stocks and other equity securities. Income was sought, to a much more limited extent, through investments in dividend paying stocks or fixed income securities.

Management of the Fund and its adviser recommended that the objective be modified to entirely eliminate the Fund's secondary focus on seeking income. This approach is consistent with most other small capitalization mutual funds and with the adviser's desired approach for the Fund. At a meeting of the Board held on April 25, 2001, the Board approved the proposed change in the investment objective, as being in the best interests of shareholders and determined to unanimously recommend that shareholders approve the proposed change.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE IN THE FUND'S INVESTMENT OBJECTIVE?

Provided that a quorum is present, the approval of the proposed change in the Fund's investment objective requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 2.



  PROPOSAL 3: TO APPROVE THE RECLASSIFICATION OF THE FUND'S GENERAL INVESTMENT
                          POLICIES AS NON-FUNDAMENTAL.

HOW ARE THE FUND'S INVESTMENT POLICIES PRESENTLY CLASSIFIED?

Since the Fund's inception, its investment objective, general policies and investment restrictions have been classified as matters of fundamental policy. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a
"fundamental" policy may not be modified by the Fund's Board of Directors without the approval of a majority of the Fund's outstanding shares.

WHAT ARE THE PROPOSED CHANGES IN CLASSIFICATION OF POLICIES?

Shareholders are being asked to approve the reclassification of all of the Fund's general investment policies as non-fundamental. The Fund's investment objective, which is long-term growth of capital and income, will remain a matter of fundamental policy, and there are currently no plans or proposals to change this objective.

The Fund's general investment policies govern the manner in which the Fund seeks to achieve its objective, by setting forth the types of securities that may be bought and sold by the Fund, as well as the various strategies, techniques or approaches that will be employed by the Fund's adviser when selecting investments for the Fund. These policies are set forth in the Fund's Prospectus and Statement of Additional Information.

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

WHY IS THE BOARD PROPOSING TO RECLASSIFY THE GENERAL INVESTMENT POLICIES AS NON-FUNDAMENTAL?

The proposal to reclassify the Fund's general investment policies as non-fundamental will provide the Board with the flexibility in the future to modify the Fund's investment policies without the costs and delays associated with holding a shareholder meeting. This flexibility will enable Fund management to respond quickly to circumstances that the adviser and Fund management believe warrant changes in the types of investments, strategies or approaches that are used to seek the Fund's investment objective. Any changes to the investment policies that are approved by the Board would be reflected in the Fund's Prospectus or other disclosure documents.

The 1940 Act generally does not require investment policies to be matters of fundamental policy, except in certain specified areas such as borrowing, diversification, concentration of investments in certain industries and issuing senior securities. The Fund's policies relating to these areas are set forth in specific investment restrictions that are matters of fundamental policy, and no changes to those restrictions are proposed.

Fund management and the Board believe that it would benefit shareholders and the Fund if the general investment policies were reclassified as non-fundamental. The proposal is also consistent with the approach used in recent years when creating new UMB Scout Funds, where the investment policies are generally classified as non-fundamental, except for those policies required to be fundamental under the 1940 Act.

WHAT VOTE IS REQUIRED TO APPROVE THE CHANGE IN THE FUND'S INVESTMENT POLICIES?

Provided that a quorum is present, the approval of the proposed reclassification of the Fund's investment policies requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 3.


      PROPOSAL 4: TO APPROVE THE RECLASSIFICATION OF CERTAIN OF THE FUND'S
            FUNDAMENTAL INVESTMENT RESTRICTIONS AS NON-FUNDAMENTAL.

WHY IS THE FUND PROPOSING TO MAKE CERTAIN OF ITS FUNDAMENTAL INVESTMENT RESTRICTIONS NON-FUNDAMENTAL?

The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental" which means that they can only be changed by a shareholder vote. In addition to the 1940 Act requirements, an investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the Directors without shareholder approval.

After the Fund was organized as a Maryland corporation in 1986, certain legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and, therefore, are no longer applicable to mutual funds. The Fund currently is subject to fundamental investment restrictions that are either more restrictive than required under current law, or are no longer required to be classified as fundamental. Accordingly, the Directors recommend that the Fund's shareholders approve changes which will reclassify as non-fundamental those fundamental restrictions which are no longer required to be classified as fundamental under state or federal law. The Directors believe that the proposed changes will provide the Fund with flexibility to respond to future legal, regulatory, market and technical changes. For example, the Directors believe that reclassifying the relevant fundamental investment restrictions as non-fundamental will permit the Fund to minimize the costs and delays associated with holding future shareholder meetings to revise policies that become outdated or inappropriate.

If the proposed changes are made, Fund management and the Directors will analyze and evaluate each of the Fund's investment restrictions in view of its investment objective and policies. Over time, management and the Board may standardize or eliminate certain investment restrictions, if appropriate.

WHAT ARE THE RISKS OF MAKING THE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

The proposed changes will not affect the Fund's investment objective. Although the proposed changes will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board also does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed since all restrictions proposed to be changed will remain in place as non-fundamental investment restrictions unless the Board decides otherwise.

WHICH   FUNDAMENTAL   INVESTMENT   RESTRICTIONS   ARE   PROPOSED   TO  BE   MADE
NON-FUNDAMENTAL?

The fundamental investment restrictions listed below are proposed to be reclassified as non-fundamental:

          o Diversification: The Fund may not purchase the securities of any one issuer, except the United States Government, if immediately after and as a result of such purchase (a) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (b) the Fund owns more than 10% of the outstanding voting securities, or any other class of securities, of such issuer. Note: If this restriction is made non-fundamental, the Board would be permitted to modify it without shareholder approval, only to the extent that at least 75% of the Fund's total assets would continue to be subject to the restriction. Therefore, absent a shareholder vote, the Fund would continue to be classified as a "diversified" fund under the 1940 Act.

          o Investing for Control: the Fund may not invest in companies for the purpose of exercising control of management.

          o Investment Companies: the Fund may not purchase shares of other investment companies except in the open market at ordinary broker's commission or pursuant to a plan of merger or consolidation.

          o Unseasoned Issuers: the Fund may not invest in the aggregate more than 5% of the value of its gross assets in the securities of issuers (other than federal, state, territorial, or local governments, or corporations, or authorities established thereby), which, including predecessors, have not had at least three years' continuous operations.

          o Affiliate Dealings: the Fund may not enter into dealings with its officers or directors, its manager or underwriter, or their officers or directors, or any organization in which such persons have a financial interest, except for transactions in the Fund's own shares or other securities through brokerage practices which are considered normal and generally accepted under the circumstances existing at the time.

          o Affiliate-Owned Companies: the Fund may not purchase or retain securities of any company in which any Fund officers or directors, or Fund manager or any of its partners, officers or directors beneficially own more than 1/2 of 1% of said company's securities, if all such persons owning more than 1/2 of 1% of said company's securities own in the aggregate more than 5% of the outstanding securities of such company.

          o         Unlimited Liability  Securities:  the Fund may not invest in
                    securities   which  are  assessable  or  involve   unlimited
                    liability.

          o Adviser Affiliates: the Fund may not invest in securities issued by UMB Financial Corporation or affiliate banks of UMB Financial Corporation.

WHAT VOTE IS REQUIRED TO APPROVE THE RECLASSIFICATION OF THE INVESTMENT RESTRICTIONS?

A separate vote is required to reclassify each investment restriction as non-fundamental. Provided that a quorum is present, the reclassification of each investment restriction requires the affirmative vote of the lesser of: (i) more than 50% of the outstanding voting securities of the Fund; or (ii) 67% or more of the voting securities of the Fund present at the Meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 4.



      PROPOSAL 5: TO APPROVE THE REORGANIZATION OF THE FUND FROM A MARYLAND
             CORPORATION TO A SERIES OF A DELAWARE BUSINESS TRUST.

WHAT WILL THE REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

The Board of Directors recommends that you approve a change in the organization of the Fund from a Maryland corporation to a series of a Delaware business trust. This proposed change will be referred to in this proxy statement as the "Reorganization." The Board of Directors has approved an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as Exhibit B. The Plan provides for the Reorganization, which involves the continuation of the Fund (referred to in this Proposal as the "MD Corporation") in the form of a newly created series of UMB Scout Funds, a Delaware business trust (referred to in this Proposal as the "DE Trust"). The series of the DE Trust is named "UMB Scout Small Cap Fund" (referred to in this Proposal as the "DE Series").

The DE Series will have the same investment objective, policies and restrictions as the MD Corporation. This means that the DE Series' investment policies and restrictions will reflect the results of the shareholders' vote on Proposals 1 through 3 of this proxy statement, if those proposals are approved. The Directors, officers and employees will be the same (although Directors of a Delaware business trust are called Trustees), and will operate the DE Series in the same manner as they previously operated the MD Corporation. On the closing date of the Reorganization, you will hold an interest in the DE Series that is equivalent to your interest in the MD Corporation. Essentially, your investment will not change, and the Reorganization will have no material impact on your economic interests as a shareholder.

WHY ARE THE DIRECTORS RECOMMENDING THAT I APPROVE THE REORGANIZATION?

The Directors have determined that mutual funds formed as Delaware business trusts have certain advantages over those funds organized as Maryland corporations. Delaware law contains provisions specifically designed for mutual funds, which take into account their unique structure and operations. Under Delaware law, funds are able to simplify their operations by reducing administrative burdens. Delaware law allows greater flexibility in drafting a fund's governing documents, which can result in greater efficiencies of operation and savings for a fund and its shareholders. For example, a fund organized as a Delaware business trust can structure its governing documents to enable it to more easily obtain desired Board or shareholder approvals, and can potentially accomplish certain actions, such as Fund reorganizations or liquidations, without first seeking shareholder approval. Furthermore, there is a well-established body of corporate legal precedent that may be relevant in deciding issues pertaining to both the DE Series and the DE Trust.

A comparison of the Delaware business trust law and the Maryland General Corporation law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the MD Corporation, are included in Exhibit C, which is entitled, "Comparison of Delaware Business Trusts and Maryland Corporations."

The Reorganization also would increase uniformity among the UMB Scout Funds family, since the Delaware business trust form has been chosen for new UMB Scout Funds that have been created over the past few years. Increased uniformity among the funds, many of which share common Directors/Trustees, officers and service providers, is expected to reduce the costs and resources needed to comply with state corporate laws, and also reduce administrative burdens.

For these reasons, the Directors believe that it is in the best interests of the shareholders to approve the Reorganization.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the Reorganization, the DE Trust, on behalf of the DE Series, will continue the business of the MD Corporation and the DE Series will have the same investment objective and policies as exist on the date of the Reorganization, and will hold the same portfolio of securities previously held by the MD Corporation. The DE Series will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the MD Corporation.

The DE Series was created solely for the purpose of becoming the successor fund to, and carrying on the business of, the MD Corporation. To accomplish the Reorganization, the Plan provides that the MD Corporation will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Trust on behalf of the DE Series. In exchange for these assets and liabilities, the DE Trust, on behalf of the DE Series, will issue DE Series shares to the MD Corporation, which will then distribute those shares pro rata to you as a shareholder of the MD Corporation. Through this procedure you will receive exactly the same number and dollar amount of shares of the DE Series as you previously held in the MD Corporation. The net asset value of each share of the DE Series will be the same as that of the MD Corporation on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the MD Corporation that you may have had as of the effective date of the Reorganization. As soon as is practicable after the date of the Reorganization, the MD Corporation will be dissolved and will go out of existence.

The Directors may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the MD Corporation's shareholders. If the Reorganization is not approved, or if the Directors abandon the Reorganization, the MD Corporation will continue to operate as a corporation under the laws of the State of Maryland.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

As a result of the Reorganization, the DE Series will be subject to a new investment management agreement between the DE Trust, on behalf of the DE Series, and UMB Bank, n.a. The new management agreement will be substantially identical to the current management agreement between UMB Bank, n.a. and the MD Corporation, with the only differences being the name of the Fund and the effectiveness and termination dates. As with the original investment management agreement, the initial term of the proposed agreement will be two years.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE REORGANIZATION?

Under the 1940 Act, the shareholders of a mutual fund must vote on the approval of any investment advisory or management agreement for the Fund. Theoretically, shareholders of a new fund such as the DE Series would need to vote on its investment advisory agreement to comply with the 1940 Act. However, it would be in the best interests of the shareholders to avoid the considerable expense of a separate shareholder meeting for the DE Trust to obtain this approval after the Reorganization. Therefore, the Directors have determined, consistent with SEC interpretive positions, that shareholder approval of the Reorganization will also satisfy the requisite shareholder approval for the Plan contained in Exhibit B, and also, for purposes of the 1940 Act, constitute shareholder approval of a new investment management agreement between the DE Trust, on behalf of the DE Series, and UMB Bank, n.a., which is substantially identical to the investment management agreement currently in place for the MD Corporation.

Following shareholder approval of the Reorganization, the MD Corporation, as the sole shareholder of the DE Series, will vote its shares FOR the new investment management agreement described above. This action will enable the DE Trust to satisfy the shareholder approval requirement of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE SERIES AND THE DE TRUST?

The DE Trust and the DE Series were created on January 27, 2001 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest, all without par value. As of the effective date of the Reorganization, shares of the MD Corporation and the DE Series will have equal dividend and redemption rights, will be fully paid, non-assessable, freely transferable, and have no preemptive or subscription rights. Shares of both the DE Series and the MD Corporation will have equal voting and liquidation rights and have one vote per share. The DE Trust has the same fiscal year as the MD Corporation.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

UMB Bank, n.a., not the Fund, will bear the expenses of the Reorganization.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be tax free for federal income tax purposes so that you will not experience a taxable gain or loss in connection with the Reorganization. Generally, the basis and holding period of your shares in the DE Series will be the same as the basis and holding period of your shares in the MD Corporation. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the DE Trust and the MD Corporation, that, under the Internal Revenue Code of 1986, as amended, the transfer of the assets of the MD Corporation to the DE Trust in exchange for the shares of the DE Series, the transfer of such shares to the holders of shares of the MD Corporation, and the dissolution of the MD Corporation pursuant to the Plan will not result in the recognition of any gain or loss for federal income tax purposes to the MD Corporation, the DE Trust, or the shareholders of either the MD Corporation or the DE Trust.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell MD Corporation shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the MD Corporation. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the DE Series.

WHAT IS THE EFFECT OF MY "YES" VOTE?

By voting "YES" to the Reorganization, you will be agreeing to become a shareholder of a mutual fund with the same investment objective, policies and restrictions as your fund (as modified by Proposals 1 through 3, if they are approved), that is organized as a series of a Delaware business trust, with its Trustees, independent auditors, investment management agreement and other services already in place, and all such arrangements that are substantially identical to those of the MD Corporation.

What vote is required to approve the reorganization of the Fund into the Delaware business trust?

Provided that a quorum is present, the reorganization of the Fund into a series of a Delaware business trust requires the affirmative vote of a majority of the shares of the Fund having voting power. This means that more than 50% of the Fund's outstanding shares must be voted in favor of the Reorganization.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE PROPOSAL 5.


ADDITIONAL INFORMATION ABOUT THE FUND

INVESTMENT MANAGER. UMB Bank, n.a. serves as the Fund's investment manager. The Fund's Board has approved an agreement under which Scout Investment Advisors, Inc., a wholly-owned subsidiary of UMB Bank, n.a., will become the Fund's investment manager effective May 12, 2001. The address of Scout Investment Advisors, Inc. and UMB Bank, n.a. is 1010 Grand Boulevard, Kansas City, MO 64141.

FUND SERVICES. Under an agreement with UMB Bank, n.a., Jones & Babson, Inc., whose principal address is also BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108, provides certain administrative services for the Fund. The Fund's Board has approved agreements under which Sunstone Financial Group, Inc. will take over the provision of fund administration, transfer agency and fund accounting services for the Fund. Sunstone Financial Group, Inc. is a wholly-owned subsidiary of UMB Bank, n.a. located at 803 W. Michigan Street, Suite A, Milwaukee, WI 53233.

DISTRIBUTOR. The distributor for the Fund is Jones & Babson, Inc., BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108. The Board has approved an agreement under which Sunstone Distribution Services, LLC, 803 W. Michigan Street, Suite A, Milwaukee, WI 53233, will become the Fund's distributor.

CUSTODIAN. UMB Bank, n.a., 1010 Grand Boulevard, Kansas City, MO 64141, acts as custodian of the Fund's securities and other assets.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, for the fiscal year ended June 30, 2000, and its semi-annual report dated December 31, 2000, are available free of charge. To obtain a copy, please call 1-800-996-2862 or in the Kansas City area 816-751-5900, or forward a written request to UMB Scout Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

PRINCIPAL SHAREHOLDERS. As of March 20, 2001, the Fund had 2,576,096.575 shares outstanding and total net assets of $30,166,080.89. The following shareholders owned of record more than 5% of the Fund as of that date:

                 NAME                    SHARES OWNED         PERCENTAGE OF FUND
                 ----                    ------------         ------------------

UMB Bank, n.a. TTEE                      2,007,938.670             77.94501%
Various Fiduciary Capacities
Attention:  Ralph Santoro
928 Grand Boulevard
Kansas City, MO  64106-2008

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding.

In addition, to the knowledge of the Fund's management, as of March 20, 2001, no Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES. The cost of soliciting proxies will be borne by UMB Bank, n.a. UMB Bank, n.a. reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, personal interviews or other means. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of UMB Bank, n.a. involved in the solicitation of proxies. UMB Bank, n.a. intends to pay all costs associated with the solicitation and the Meeting.

In addition to solicitations by mail, some of the executive officers and employees of the Fund, UMB Bank, n.a. and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that stock exchange rules permit the broker-dealers to vote on certain routine items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

QUORUM. A majority of the Fund's aggregate shares of stock outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

OTHER MATTERS AND DISCRETION OF PERSONS NAMED IN THE PROXY. The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, BMA Tower, 700 Karnes Blvd., Kansas City, MO 64108, so they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                                           By order of the Board of Directors,



                                           Martin A. Cramer
                                           Secretary

Dated:  May 4, 2001
Kansas City, Missouri

                                  EXHIBIT A

            PROPOSED INVESTMENT POLICIES FOR UMB SCOUT SMALL CAP FUND

INVESTMENT OBJECTIVE: The Fund's investment objective is to achieve long-term growth of capital.

INVESTMENT POLICIES: The Fund pursues its objective by investing, under normal circumstances, at least 80% of its assets in equity securities (mostly common stocks) of smaller companies located anywhere in the United States. Smaller companies are those with a market capitalization (share price multiplied by the number of shares outstanding) of $1.5 billion or less at time of purchase.

The Fund's adviser normally invests the Fund's assets in a diversified portfolio of equity securities (common stocks, preferred stocks, or securities convertible or exchangeable into common stocks) that are selected based upon the adviser's perception of their above average potential for long-term growth of capital. While trying to maximize the growth potential of the Fund's portfolio of investments, the adviser also seeks to obtain securities for the Fund that are selling at a reasonable valuation in view of their expected growth rate.

The Fund intends to hold some cash, short-term debt obligations, government securities or other high-quality investments for reserves to cover redemptions and unanticipated expenses. There may be times, however, when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in those types of investments for temporary, defensive purposes. During those times, the Fund will not be able to pursue its investment objective and, instead, will focus on preserving your investment.

PRINCIPAL RISKS:

Market Risks. Equity securities are subject to market, economic and business risks that will cause their prices to fluctuate over time. Since the Fund is normally invested in equity securities, the value of the Fund may go down. Different types of investments shift in and out of favor depending on market and economic conditions. At various times stocks will be more or less favorable than bonds, and small company stocks will be more or less favorable than large company stocks. Because of this, the Fund will perform better or worse than other types of funds depending on what is in favor.

Small Company Risks. The Fund invests primarily in small company stocks. Generally, smaller and less seasoned companies have more potential for rapid growth. However, they often involve greater risk than larger companies and these risks are passed on to funds that invest in them. These companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Therefore, the securities of smaller companies are generally more volatile than the securities of larger, more established companies. Investments in the Fund may be more suitable for long-term investors who can bear the risk of these fluctuations. While the Fund cannot eliminate these risks, the Fund's adviser tries to minimize risk by diversifying investments across different companies and economic sectors. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. Because of this, if the Fund wants to sell a large quantity of a small company stock it may have to sell at a lower price than the adviser might prefer, or it may have to sell in small quantities over a period of time. The Fund tries to minimize this risk by generally investing in stocks that are readily bought and sold.

                                    EXHIBIT B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION, is made as of the ____ day of _________, 2001, by and between UMB Scout Funds (the "Trust"), a business trust created under the laws of the State of Delaware with its principal place of business at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on behalf of its series, UMB Scout Small Cap Fund (the "Fund") and UMB Scout Regional Fund, Inc. (the "Corporation"), a corporation created under the laws of the State of Maryland with its principal place of business also at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108.

                             PLAN OF REORGANIZATION

          The reorganization (hereinafter referred to as the "Plan of Reorganization") will consist of (i) the acquisition by the Trust on behalf of the Fund of all of the property, assets and goodwill of the Corporation in exchange solely for shares of beneficial interest, no par value, of the Fund, and the assumption by the Trust on behalf of the Fund of all of the liabilities of the Corporation; (ii) the distribution of Fund Shares to the shareholders of the Corporation, in accordance with their respective interests in liquidation of the Corporation; and (iii) the dissolution of the Corporation as soon as is practicable after the closing (as referenced in Section 3, hereof, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan of Reorganization ("Agreement") hereinafter set forth.

                                    AGREEMENT

          In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

          1.        Sale  and  Transfer  of  Assets   subject  to   Liabilities,
                    Liquidation and Dissolution of the Corporation
                    ----------------------------------------------

          (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Trust herein contained, and in consideration of the delivery by the Trust of the number of its shares of beneficial interest of the Fund hereinafter provided, the Corporation agrees that it will sell, convey, transfer and deliver to the Trust, on behalf of the Fund, at the Closing provided for in Section 3, all of the assets subject to all of the liabilities, debts, obligations and duties of any nature, whether accrued, absolute, contingent or otherwise ("Liabilities") and the assets of the Corporation as of the close of business (which hereinafter shall be, unless otherwise noted, the close of business of the New York Stock Exchange, Inc. ("NYSE")) ("Close of Business") on the valuation date (as defined in Section 3 hereof, hereinafter called the "Valuation Date"), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the "1933 Act"), with respect to privately placed or otherwise restricted securities that the Corporation may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Corporation's costs and expenses of carrying out this Agreement (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the books of the Corporation as liability reserves, (2) to discharge all of the

Corporation's Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (3) to pay such contingent liabilities as the directors of the Corporation shall reasonably deem to exist against the Corporation, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Corporation (hereinafter "Net Assets"). The Corporation shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Corporation agrees to use commercially reasonable best efforts to identify all of the Corporation's Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

          (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of the Corporation herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Trust agrees at the Closing to assume the Liabilities, on behalf of the Fund, and to deliver to the Corporation the number of Fund Shares, determined by dividing the net asset value per share of Fund Shares as of the Close of Business on the Valuation Date by the net asset value per share of Corporation Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the Corporation Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

          (c) As soon as is practicable following the Closing, the Corporation shall dissolve and distribute pro rata to its shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Fund received by the Corporation pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Corporation as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Fund will be issued to shareholders of the Corporation Shares irrespective of whether such shareholders hold their shares in certificated form.

          (d) At the Closing, each shareholder of record of the Corporation as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Corporation that such person had on such Distribution Record Date.

          2.        VALUATION
                    ---------

          (a) The value of the Corporation's Net Assets to be acquired by the Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Corporation's currently effective prospectus and statement of additional information.

          (b) The net asset value of a share of beneficial interest of the Fund shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Fund's currently effective prospectus and statement of additional information.

          (c) The net asset value of a share of common stock of the Corporation shall be determined to the nearest full cent as of the Close of Business on the

Valuation Date, using the valuation procedures as set forth in the Corporation's currently effective prospectus and statement of additional information.

          3.        CLOSING AND VALUATION DATE
                    --------------------------

          The Valuation Date shall be June 29, 2001, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of the Trust, currently the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 at approximately [9:00 a.m.] Eastern time on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust or Corporation, accurate appraisal of the value of the net assets of the Corporation or the Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Corporation and the Fund is practicable in the judgment of the Trust and Corporation. The Corporation shall have provided for delivery as of the Closing of those Net Assets of the Corporation to be transferred to the Trust's Custodian, UMB Bank, n.a., Kansas City, Missouri. Also, the Corporation shall deliver at the Closing a list of names and addresses of the shareholders of record of its Corporation Shares, and the number of shares of common stock of such classes owned by each such shareholder all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the shares of the Fund to be delivered at the Closing to said transfer agent registered in such manner as the Corporation may request, or provide evidence satisfactory to the Corporation that such shares of beneficial interest of the Fund have been registered in an open account on the books of the Fund in such manner as the Corporation may request.

          4.        REPRESENTATIONS AND WARRANTIES BY THE CORPORATION
                    -------------------------------------------------

          The Corporation represents and warrants to the Trust that:

          (a) The Corporation is a corporation created under the laws of the State of Maryland on July 8, 1986, and is validly existing and in good standing under the laws of that State. The Corporation is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

          (b) The Corporation is authorized to issue Ten Million (10,000,000) shares of common stock with a par value of One Dollar ($1.00) per share and an aggregate par value of Ten Million Dollars ($10,000,000). Each outstanding share of the Corporation is duly and validly issued, fully paid, non-assessable and has full voting rights and, except for any such shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable.

          (c) The financial statements appearing in the Corporation's Annual Report to Shareholders for the fiscal year ended June 30, 2000, audited by Baird, Kurtz & Dobson, copies of which have been delivered to the Trust, fairly present the financial position of the Corporation as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) The books and records of the Corporation made available to the Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Corporation.

          (e) The statement of assets and liabilities to be furnished by the Corporation as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Corporation and outstanding shares of common stock, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (g) The Corporation has the necessary power and authority to conduct its business as such business is now being conducted.

          (h) The Corporation is not a party to or obligated under any provision of its Articles of Incorporation, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, which would be violated by its execution or performance under this Agreement and Plan of Reorganization.

          (i) The Corporation has full power and authority to enter into and perform its obligations under this Agreement, subject to approval of the Plan of Reorganization by the Corporation's shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles.

          (j) The Corporation is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

          (k)  The   Corporation   does  not  have  any  unamortized  or  unpaid
organizational fees or expenses.

          (l) The Corporation has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under the Internal Revenue Code of 1986, as amended ("Code"), and has qualified as a RIC for each taxable year since its inception; consummation of the transactions contemplated by this Agreement will not cause it to fail to be so qualified; and the Corporation will qualify as a RIC on the date of the Closing.

          5.        REPRESENTATIONS AND WARRANTIES BY THE TRUST
                    -------------------------------------------

          The Trust represents and warrants to the Corporation that:

          (a) The Trust is a business trust created under the laws of the State of Delaware on January 27, 2001, and is validly existing and in good standing under the laws of that State. The Trust, of which the Fund is a diversified separate series of shares, is duly registered under the 1940 Act, as an open-end, management investment company, such registration is in full force and effect as of the date hereof or will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

          (b) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Each outstanding share of the Fund is fully paid, non-assessable and has full voting rights and, except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable. The shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be duly and validly issued and fully paid and non-assessable, fully transferable and have full voting rights.

          (c) At the Closing, shares of beneficial interest of the Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding shares of common stock of the Corporation are presently eligible for offering to the public, and there is a sufficient number of such shares registered under the 1933 Act, to permit the transfers contemplated by this Agreement to be consummated.

          (d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

          (e) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

          (f) The Trust has the necessary power and authority to conduct its business as such business is now being conducted.

          (g) The Trust is not a party to or obligated under any provision of its Agreement and Declaration of Trust, By-laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement.

          (h) The Trust has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly and validly authorized, executed and delivered by it, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject to enforcement to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

          (i) Neither the Trust nor the Fund is under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

          (j) The Trust does not have any unamortized or unpaid organizational fees or expenses.

          (k) The books and records of the Fund made available to the Corporation and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Fund.

          (l) The Fund will, immediately after the Closing, satisfy, and consummation of the transactions contemplated by this Agreement will not cause it to fail to satisfy, for any period, the requirements of the Code relating to qualification as a RIC.

          6.        REPRESENTATIONS  AND WARRANTIES BY THE  CORPORATION  AND THE
                    ------------------------------------------------------------
                    TRUST
                    -----

          The Corporation and the Trust each represents and warrants to the other that:

          (a) There are no legal, administrative or other proceedings or investigations against it or, to its knowledge, threatened against it that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

          (c) It has duly and timely filed all Tax (as defined below) returns and reports (including information returns), which are required to be filed by it, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by it. It has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in its books and records as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by it for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, "Tax" or "Taxes" means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to its assets.

          (d) All information provided to the Corporation by the Trust, and by the Corporation to the Trust, for inclusion in, or transmittal with, the Proxy Statement with respect to this Agreement pursuant to which approval of the Corporation's shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

          (e) Except in the case of the Corporation with respect to the approval of the Agreement by the Corporation's shareholders, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws or Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          7.        COVENANTS OF THE CORPORATION
                    ----------------------------

          (a)  The  Corporation   covenants  to  operate  the  business  of  the
Corporation as presently conducted between the date hereof and the Closing.

          (b) The Corporation undertakes that it will not acquire the shares of beneficial interest of the Fund for the purpose of making distributions thereof other than to the Corporation's shareholders.

          (c) The Corporation covenants that by the Closing, all of its federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

          (d) The Corporation will at the Closing provide the Trust with the following:

                    (1) A statement of the respective tax basis of all investments to be transferred by the Corporation to the Fund, together with shareholder information, including the names, addresses, and taxpayer identification numbers of its shareholders as of the date of the Closing, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices, or records on file with respect to each shareholder.

                    (2) A copy of the shareholder ledger accounts for all of the shareholders of record of the Corporation's shares as of the Close of Business on the Valuation Date, who are to become holders of the Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President to the best of their knowledge and belief.

          (e) The Corporation shall supply to the Trust, at the Closing, the statement of the assets and liabilities described in Section 1 of this Agreement in conformity with the requirements described in such Section.

          8.        COVENANTS OF THE TRUST
                    ----------------------

          (a) The Trust covenants that the shares of beneficial interest of the Fund to be issued and delivered to the Corporation pursuant to the terms of
Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (b) The Trust covenants to operate the business of the Fund as presently conducted between the date hereof and the Closing.

          (c) The Trust covenants that by the Closing, all of the Fund's federal and other tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

          (d) The Trust shall supply to the Corporation, at the Closing, the statement of assets and liabilities described in Section 1 of this Agreement in conformity with the requirements described in such Section.

          9.        CONDITIONS  PRECEDENT TO BE FULFILLED BY THE CORPORATION AND
                    ------------------------------------------------------------
                    THE TRUST
                    ---------

          The obligations of the Corporation and the Trust to effectuate this Agreement and the Plan of Reorganization hereunder shall be subject to the following respective conditions:

          (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice President and by the Secretary or equivalent officer to the foregoing effect.

          (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party's Board of Trustees/Directors, certified by the Secretary or equivalent officer.

          (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

          (d) That this Agreement and the Plan of Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Corporation at an annual or special meeting or any adjournment thereof.

          (e) That the Corporation shall have declared a distribution or distributions prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (1) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (2) any undistributed ordinary income and capital gain net income from any prior period. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

          (f) That prior to or at the Closing, the Corporation and the Trust shall receive an opinion from Stradley, Ronon, Stevens & Young, LLP ("SRSY"), counsel to the Corporation and the Trust, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and in accordance with customary representations provided by the Corporation and the Trust in certificates delivered to SRSY:

                    (1) The acquisition by the Fund of all of the assets and the assumption of all of the liabilities of the Corporation in exchange solely for shares of beneficial interest in the Fund to be issued pursuant to Section 1 hereof will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Fund and the Corporation will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

                    (2) No gain or loss will be recognized by the Corporation upon the transfer of all of its assets to and the assumption of all of its liabilities by the Corporation in exchange solely for shares of beneficial interest in the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 361(a) and Section 357(a) of the Code;

                    (3) No gain or loss will be recognized by the Fund upon the receipt by it of all of the assets and the assumption of all of the liabilities of the Corporation in exchange solely for the shares of beneficial interest of the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 1032(a) of the Code;

                    (4) No gain or loss will be recognized by the Corporation upon the distribution of the shares of beneficial interest of the Fund to its shareholders in complete liquidation of the Corporation under
          Section 361(c)(1) of the Code;

                    (5) The basis of the assets of the Corporation received by the Fund will be the same as the basis of such assets in the hands of the Corporation immediately prior to the date of the Closing pursuant to Section 362(b) of the Code;

                    (6) The holding period of the assets of the Corporation received by the Fund will include the period during which such assets were held by the Corporation pursuant to Section 1223(2) of the Code;

                    (7) No gain or loss will be recognized by the stockholders of the Corporation upon the exchange of their shares in the Corporation for the shares (including fractional shares to which they may be entitled) of beneficial interest in the Fund (to be issued in accordance with Section 1 hereof) pursuant to Section 354(a) of the Code;

                    (8) The basis of the shares of beneficial interest of the Fund received by the stockholders of the Corporation in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares in the hands of the Corporation exchanged therefor pursuant to Section 358(a)(1) of the Code;

                    (9) The holding period of the shares of beneficial interest in the Fund received by the stockholders of the Corporation in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the stock of the Corporation surrendered in exchange therefor, provided that the Corporation shares were held as a capital asset on the date of Closing of the Reorganization pursuant to Section 1223(l) of the Code; and

                    (10) The Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations"), the items of the Corporation described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383, and 384 of the Code and Treasury Regulations.

          (g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Corporation and the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                    (1) The Corporation was created as a corporation under the laws of the State of Maryland on July 8, 1986, and is validly existing and in good standing under the laws of the State of Maryland;

                    (2) The Corporation is authorized to issue Ten Million (10,000,000) shares of common stock with a par value of One Dollar ($1.00) per share and an aggregate par value of Ten Million Dollars ($10,000,000). Assuming that the initial shares of common stock were issued in accordance with the 1940 Act, and the Articles of Incorporation and By-laws of the Corporation, and that all other such outstanding shares of the Corporation were sold, issued and paid for in accordance with the terms of the Corporation prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, and except for any shares sold pursuant to the private offering exemption for purposes of raising initial capital, is fully transferable and has full voting rights;

                    (3) The Corporation is an open-end, investment company of the management type registered as such under the 1940 Act;

                    (4) Except as disclosed in the Corporation's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Corporation, the unfavorable outcome of which would materially and adversely affect the Corporation;

                    (5) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Corporation of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Maryland laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

                    (6) Neither the execution, delivery nor performance of this Agreement by the Corporation violates any provision of its Articles of Incorporation, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Corporation is a party or by which the Corporation is otherwise bound; and

                    (7) This Agreement has been duly and validly authorized, executed and delivered by the Corporation and represents the legal, valid and binding obligation of the Corporation and is enforceable against Corporation in accordance with its terms.

          In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Corporation with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Corporation.

          (h) That the Corporation shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Corporation and the Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor's rights and to general equity principles:

                    (1) The Trust was created as a business trust under the laws of the State of Delaware on January 27, 2000, and is validly existing and in good standing under the laws of the State of Delaware;

                    (2) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value. Assuming that the initial shares of beneficial interest of the Fund were issued in accordance with the 1940 Act and the Trust's Agreement and Declaration of Trust and By-laws, and that all other such outstanding shares of the Fund were sold, issued and paid for in accordance with the terms of the Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

                    (3) The Trust is an open-end investment company of the management type registered as such under the 1940 Act;

                    (4) Except as disclosed in the Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust or the Fund;

                    (5) The shares of beneficial interest of the Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by the Trust or the Fund, and to such counsel's knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof;

                    (6) To such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws);

                    (7) Neither the execution, delivery nor performance of this Agreement by the Trust violates any provision of its Agreement and Declaration of Trust, its By-laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound; and

                    (8) This Agreement has been duly and validly authorized, executed and delivered by the Trust and represents the legal, valid and binding obligation of the Trust and is enforceable against the Trust in accordance with its terms.

          In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

          (i) That the Trust's Registration Statement with respect to the shares of beneficial interest of the Fund to be delivered to the Corporation's shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

          (j) That the shares of beneficial interest of the Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Corporation shareholder.

          (k) That at the Closing, the Corporation transfers to the Fund aggregate Net Assets of the Corporation comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Corporation at the close of business on the Valuation Date.

          10.       BROKERAGE FEES AND EXPENSES; OTHER AGREEMENTS
                    ---------------------------------------------

          (a) The Corporation and the Trust each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

          (b) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by UMB Bank, n.a., the investment manager for both the Corporation and the Trust.

          (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of the Corporation under this Agreement with respect to any series of the Corporation, or in connection with the transactions contemplated herein with respect to any series of the Corporation, shall be discharged only out of the assets of that series of the Corporation, and no other series of the Corporation shall be liable with respect thereto.

          11.       TERMINATION; WAIVER; ORDER
                    --------------------------

          (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan of Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Corporation) prior to the Closing as follows:

                    (1) by mutual consent of the Corporation and the Trust;

                    (2)  by  the  Trust  if  any  condition   precedent  to  the
          obligations set forth in Section 9 has not been fulfilled or waived by the Trust; or

                    (3) by the Corporation if any condition precedent to the obligations set forth in Section 9 has not been fulfilled or waived by the Corporation.

                    An election by the Corporation or the Trust to terminate this Agreement and to abandon the Plan of Reorganization shall be exercised, respectively, by the Board of Directors of the Corporation or the Board of Trustees of the Trust.

          (b) If the transactions contemplated by this Agreement have not been consummated by September 30, 2001, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both the Corporation and the Trust.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either the Corporation or the Trust or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either the Corporation or the Trust, respectively (whichever is entitled to the benefit thereof), by action taken by the Board of Directors of the Corporation or the Board of Trustees of the Trust, if, in the judgment of the Board of Directors of the Corporation or the Board of Trustees of the Trust (as the case may be), such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the holders of shares of the Corporation or the Fund, on behalf of which such action is taken.

          (e) The respective representations, warranties and covenants contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan of Reorganization.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Directors of the Corporation or the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Corporation, unless such further vote is required by applicable law or such terms and conditions shall result in a change in the method of computing the number of shares of beneficial interest of the Fund to be issued to the Corporation in accordance with Section 1 hereof in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Corporation prior to the meeting at which the transactions contemplated by this Agreement shall have been approved, this Agreement shall not be consummated and shall terminate unless the Corporation shall promptly call a special meeting of shareholders of the Corporation at which such conditions so imposed shall be submitted for approval.

          12.       FINAL TAX RETURNS AND FORMS 1099 OF THE CORPORATION
                    ---------------------------------------------------

          (a) After the Closing, the Trust on behalf of the Fund shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed with respect to the Corporation's final taxable year and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

          (b) Notwithstanding the provisions of Section 1 hereof, any expenses allocable to the Corporation (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Corporation to the extent such expenses have been or should have been accrued by the Corporation in the ordinary course without regard to the Plan of Reorganization contemplated by this Agreement; any excess expenses shall be borne by UMB Bank, n.a. at the time such Tax returns and Forms 1099 are prepared.

          13.       COOPERATION AND EXCHANGE OF INFORMATION
                    ---------------------------------------

          The Trust and the Corporation will provide each other and their respective representatives with such cooperation and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Such cooperation and information shall include providing copies of relevant Tax returns or portions thereof, together with accompanying schedules and related work papers and documents relating to rulings or other determinations by taxing authorities. Each party shall make its employees and officers available on a mutually convenient basis to provide explanations of any documents or information provided hereunder to the extent, if any, that such party's employees are familiar with such documents or information. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters of the Corporation and Fund for its taxable period first ending after the Closing and for all prior taxable periods. Any information obtained under this Section 13 shall be kept confidential except as may be otherwise necessary in connection with the filing of returns or claims for refund.

          14.       ENTIRE AGREEMENT AND AMENDMENTS
                    -------------------------------

          This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

          15.       COUNTERPARTS
                    ------------

          This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

          16.       NOTICES
                    -------

          Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Corporation or the Trust at BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108,
Attention: Secretary.

          17.       GOVERNING LAW
                    -------------

          This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

          18.       EFFECT OF FACSIMILE SIGNATURE
                    -----------------------------

          A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

          IN WITNESS WHEREOF, the Corporation and the Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

                                      UMB SCOUT REGIONAL FUND, INC.



                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------


                                      UMB SCOUT FUNDS, ON BEHALF OF THE
                                      UMB SCOUT SMALL CAP FUND



                                      By:
                                         ---------------------------------------

                                      Title:
                                            ------------------------------------

                                    EXHIBIT B

                 COMPARISON AND SIGNIFICANT DIFFERENCES BETWEEN
               DELAWARE BUSINESS TRUSTS AND MARYLAND CORPORATIONS



                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------
GOVERNING DOCUMENTS       A Delaware business trust (a "DBT") is created by    A Maryland corporation (a
"corporation") is created
                          a certificate of trust, which certificate must be    by filing articles of
incorporation with the
                          filed with the Delaware Secretary of State.  The     Maryland Department of Assessments
and Taxation.
                          law governing DBTs is referred to in this analysis   The law governing corporations is
referred to in
                          as the "Delaware Act."                               this analysis as the "Maryland
Law."

                          A DBT is an unincorporated association organized     A corporation is incorporated
under the Maryland
                          under the Delaware Act that operates similarly to    Law.  A corporation's operations
are governed by
                          a typical corporation.  A DBT's operations are       charter documents, which include
its articles of
                          governed by its governing instruments (which may     incorporation and bylaws, and its
business and
                          consist of one or more instruments, including an     affairs are managed by or under
the direction of a
                          agreement and declaration of trust, and by-laws)     board of directors.
                          and its business and affairs are managed by or
                          under the direction of a board of trustees.

                          A DBT organized as an open-end investment company    A corporation organized as an
open-end investment
                          is subject to the Investment Company Act of 1940,    company is subject to the 1940
Act.  Stockholders
                          as amended (the "1940 Act").  Shareholders of        own shares of  "common stock"
issued by the
                          business trusts (sometimes referred to as            corporation, which are similar to
the shares of
                          "beneficial owners") own shares of "beneficial       "beneficial interest" issued by
DBTs.
                          interest," which are similar to the shares of
                          "common stock" issued by corporations.

MULTIPLE SERIES AND       Under the Delaware Act, a declaration of trust may   The Maryland Law permits a
corporation to issue one
CLASSES                   provide for classes, groups or series of shares,     or more classes of stock and, if
the stock is
                          or classes, groups or series of shareholders,        divided into classes, the articles
of incorporation
                          having such relative rights, powers and duties as    are required to describe each
class, including any
                          the declaration of trust may provide.  The series    preferences, conversion or other
rights, voting
                          and classes of a DBT may be described in the DBT's   powers, restrictions, limitations
as to dividends,
                          declaration of trust or in resolutions adopted by    qualifications and terms or
conditions of
                          the DBT's board of trustees.  Additionally, no       redemption among such classes.
The amendments to a
                          state filings or shareholder approvals are           corporation's charter documents
that describe a new
                          required to create series or classes.  The           series or class, or a change to an
existing series
                          Directors of UMB Scout Capital Preservation Fund,    or class, must be filed with the
State of
                          Inc. (the "Corporation") have proposed to            Maryland's Department of
Assessments and Taxation.
                          reorganize the Corporation into a Delaware           Provided that the charter
documents contain the
                          business trust (the "DE Trust").  The proposed       proper language, the Maryland Law
allows a fund's


                                      B-1


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          Agreement and Declaration of Trust (the              board to classify or reclassify
any unissued stock
                          "Declaration of Trust") permits the creation of      from time to time by setting or
changing the
                          multiple series and classes and establishes the      preferences, conversion or other
rights, voting
                          provisions relating to the DE Trust's shares of      powers, restrictions, limitations
as to dividends,
                          beneficial interest.                                 qualifications, or terms and
conditions of
                                                                               redemption, without stockholder
approval, by filing
                                                                               articles supplementary in
Maryland.  The
                                                                               Corporation's Articles of
Incorporation ("Articles
                                                                               of Incorporation") permit the
Board to make such
                                                                               classifications and
reclassifications of the
                                                                               Corporation's unissued stock
without stockholder
                                                                               approval.  The Maryland Law also
permits a board of
                                                                               directors to increase or decrease
the aggregate
                                                                               number of shares of stock of the
corporation or the
                                                                               number of shares of stock of any
class that the
                                                                               corporation has authority to issue
without
                                                                               stockholder approval.

LIMITATION OF SERIES      The Delaware Act explicitly provides for a           The Maryland Law does not contain
specific
LIABILITY                 reciprocal limitation of interseries liability.      statutory provisions addressing
interseries
                          Generally, the debts, liabilities, obligations and   liability with respect to a
multiple series
                          expenses incurred, contracted for or otherwise       investment company; however, if
the stock of a
                          existing with respect to a particular series of a    corporation is divided into
classes, the Maryland
                          multiple series investment company registered        Law requires the corporation's
charter documents to
                          under the 1940 Act are enforceable only against      set forth any preferences or
restrictions relating
                          the assets of such series, and not against the       to such classes.  The
Corporation's charter
                          assets of a DBT, or any other series, provided       documents are silent with respect
to the issue of
                          that: (i) the governing instruments create one or    interseries liability.
                          more series, (ii) the DBT separately maintains the
                          records and the assets of the series; (iii) notice
                          of the limitation of liabilities of the series is
                          set forth in the certificate of trust; and (iv)
                          the governing instruments so provide.  The
                          Declaration of Trust for the DE Trust specifically
                          limits interseries liability.

SHAREHOLDER VOTING        The Delaware Act provides greater flexibility with   Under the Maryland Law, unless the
articles of
RIGHTS, QUORUM AND        regard to shareholder voting rights, etc.  The       incorporation of a corporation
provide otherwise,
PROXY REQUIREMENTS        Declaration of Trust provides that thirty-three      or there is another governing
provision in the
                          and one-third percent (33 1/3%) of the shares        Maryland Law, the presence in
person or by proxy of
                          entitled to vote at any meeting must be present in   stockholders entitled to cast a
majority of all the
                          person or by proxy to establish a proper quorum      votes entitled to be cast at the
meeting
                          for voting purposes, unless a larger quorum is       constitutes a quorum.  The
Maryland Law requires a
                          required by applicable law, by the By Laws of the    plurality of all votes cast at a
meeting at which a
                          DE Trust ("Bylaws"), or by the Declaration of        quorum is present to elect
directors unless the

                                      B-2


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          Trust.  Further, when a quorum is present, a         corporation's articles of
incorporation require a
                          majority of votes cast shall decide any issues,      larger vote.  For most other
stockholder votes, the
                          and a plurality shall elect a Trustee of the DE      Maryland Law provides that a
majority of all votes
                          Trust ("Trustee"), unless a larger vote is           cast at a meeting at which a
quorum is present is
                          required by the governing documents or under         sufficient to approve any matter,
unless the
                          applicable law.  The effect of the quorum and        corporation's articles of
incorporation provide
                          voting provisions is to make it easier for the DE    otherwise.  Certain other matters,
such as
                          Trust to seek appropriate shareholder approvals      amendments to the corporation's
articles of
                          for many actions not related to regulatory issues    incorporation, consolidations,
mergers, share
                          without experiencing the added costs or delays of    exchanges and transfers of assets,
require the
                          soliciting additional proxies or votes and without   affirmative vote of two-thirds of
all votes
                          being disadvantaged by abstentions or broker         entitled to be cast on the matter
for approval of
                          non-votes.  The Delaware Act also affords trustees   the measure.  However, under the
Maryland Law, the
                          the ability to adapt a DBT to future                 articles of incorporation may
include a provision
                          contingencies.  For example, trustees have the       that requires less than a
two-thirds vote, provided
                          authority to incorporate a DBT, to merge or          that the articles of incorporation
require at least
                          consolidate a DBT or its series with another         a majority vote.  The
Corporation's Articles of
                          entity, to cause multiple series of a DBT to         Incorporation provide that unless
the Maryland Law
                          become separate trusts, to change the state of       or another provision of the
Articles of
                          domicile or to liquidate a DBT, all without having   Incorporation require otherwise,
an action,
                          to obtain a shareholder vote.                        including the election of
directors, shall be
                                                                               effective and authorized by the
affirmative vote of
                                                                               the holders of a majority of the
total number of
                                                                               shares of stock having voting
power, except as
                                                                               otherwise provided therein.  An
amendment to the
                                                                               Articles of Incorporation
requiring a stockholder
                                                                               vote also is not valid unless it
has been
                                                                               authorized by a majority of the
shares having
                                                                               voting power.

                          The Declaration of Trust provides that all shares    Pursuant to the Maryland Law,
unless a
                          of the Trust entitled to vote on a matter shall      corporation's charter provides for
a greater or
                          vote separately by series, and if applicable, by     lesser number of votes per share,
or limits or
                          class.  Shareholders are entitled to whole and       denies voting rights, each
outstanding share of
                          fractional votes for each whole and fractional       stock is entitled to one vote on
each matter
                          share owned.                                         submitted to a vote at a meeting
of stockholders.
                                                                               The Articles of Incorporation
provide that the
                                                                               holder of each share of stock is
entitled to whole
                                                                               and fractional votes for each
whole and fractional
                                                                               share owned, irrespective of the
class.

                          The Delaware Act and the Bylaws both permit the DE   The Maryland Law provides for
stockholders to
                          Trust to accept proxies by any electronic,           authorize another person to act as
proxy by
                          telephonic, computerized, telecommunications or      providing such authorization by
telegram,


                                      B-3

                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------
                          other reasonable alternative to the execution of a   cablegram, datagram, electronic
mail, or any other
                          written instrument authorizing the proxy to act,     electronic or telephonic means.
In addition, a
                          provided that such authorization is received         copy, facsimile telecommunication
or other reliable
                          within eleven (11) months before the meeting.        reproduction of the writing or
transmission
                          This flexibility may facilitate proxy                authorized may be substituted for
the original
                          solicitations and result in savings to the DE        writing or transmission for any
purpose for which
                          Trust.                                               the original writing or
transmission could be
                                                                               used.  The authorization must be
received within
                                                                               eleven (11) months before the
stockholder meeting.

SHAREHOLDERS' MEETINGS    The Delaware Act permits special shareholder         The Maryland Law requires
corporations operating as
                          meetings to be called for any purpose.  However,     registered investment companies to
hold stockholder
                          the governing instruments determine shareholders'    meetings when required to do so
under the 1940
                          rights to call meetings.  The Declaration of Trust   Act.  Under Maryland Law, a
special meeting of
                          provides that the Board of Trustees may call         stockholders may be called by the
president, the
                          shareholder meetings for the purpose of: (i)         board of directors, or any other
person specified
                          electing Trustees, (ii) for such other purposes as   in the articles of incorporation
or bylaws.  The
                          may be prescribed by law, the Declaration of Trust   Maryland Law also provides that a
special meeting
                          or the Bylaws, and (iii) taking action upon any      shall be called by the secretary
of the corporation
                          other matter deemed by the Trustees to be            upon written request of the
stockholders entitled
                          necessary or desirable.  The Bylaws further          to cast at least twenty-five
percent (25%) of all
                          provide that a shareholder meeting may be called     of the votes entitled to be cast
at the meeting,
                          at any time by the Board of Trustees, by the         unless the corporation's articles
of incorporation
                          Chairperson of the Board, or by the President, for   require a greater or lesser
percentage.  The
                          the purpose of electing Trustees or for the          Corporation's Bylaws provide that
a special meeting
                          purpose of taking action upon any other matter       may be called by the President, a
majority of the
                          deemed by the Board to be necessary or desirable.    Board of Directors, or at the
request in writing of
                          An annual shareholders' meeting is not required by   stockholders entitled to cast at
least 10% of the
                          the Delaware Act, the Declaration of Trust, or the   votes entitled to be cast at the
special meeting.
                          Bylaws.

AMENDMENTS TO GOVERNING   The Delaware Act provides broad flexibility with     Under the Maryland Law, the
articles of
DOCUMENTS                 respect to amending the governing documents of a     incorporation of a Maryland
corporation may be
                          DBT.  The Declaration of Trust provides that the     amended only: (i) upon adoption of
a resolution by
                          Declaration of Trust may be restated and/or          the directors which sets forth the
proposed
                          amended at any time by an instrument in writing      amendment; and (ii) if shares are
outstanding,
                          signed by a majority of the then Trustees, and if    approval of the proposed amendment
by the
                          required, by approval of such amendment by           affirmative vote of two-thirds of
all votes
                          shareholders.                                        entitled to be cast, unless the
charter provides
                                                                               that a requirement of a majority
of such votes is
                                                                               permissible.  The Articles of
Incorporation provide
                                                                               the Articles may be amended by a
majority of the
                                                                               shares having voting power.

                                      B-4


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------
                          The Declaration of Trust also provides that the      The Maryland Law does permit an
investment company
                          Trustees shall have the power to amend the           to amend its charter documents
without stockholder
                          Declaration of Trust without shareholder approval    approval in order:  to change its
corporate name;
                          so as to add to, delete, replace or otherwise        to change the name or other
designation or the par
                          modify any provisions relating to the DE Trust's     value of any of its classes or
series; to classify
                          shares of beneficial interest contained in the       or reclassify any of its unissued
stock; to
                          Declaration of Trust.  If shares have been issued,   allocate or re-allocate authorized
but unissued
                          shareholder approval is required to adopt any        shares; or to increase or decrease
the aggregate
                          amendments to the Declaration of Trust which would   number of shares that the
corporation has authority
                          adversely affect, to a material degree, the rights   to issue.  Under the Maryland Law,
a corporation
                          and preferences of the shares of any series or       must file articles of amendment or
articles
                          class.  Unlike the Maryland Law, the Delaware Act    supplementary, as appropriate,
with the Maryland
                          does not require any state filings for amendments    State Department of Assessments
and Taxation.
                          to be made to a DBT's governing instruments.

                          The Declaration of Trust provides that the           The Maryland Law provides that,
after the
                          Trustees may amend and repeal the Bylaws.  The       organizational meeting of the
board of directors,
                          Bylaws of the DE Trust provide that the Bylaws may   the power to adopt, alter or
repeal the bylaws is
                          be restated and/or amended at any time, without      vested in the stockholders, except
to the extent
                          the approval of shareholders, by an instrument in    that the articles of incorporation
or bylaws vest
                          writing signed by, or a resolution of, a majority    such powers in the board of
directors.  Consistent
                          of the Board of Trustees.                            with the Maryland Law, the
Articles of
                                                                               Incorporation and the
Corporation's Bylaws provide
                                                                               that they may be amended, adopted
or repealed by
                                                                               the affirmative vote of the
holders of a majority
                                                                               of the total number of shares
outstanding and
                                                                               entitled to vote thereon, or by a
majority vote of
                                                                               the Board of Directors, as the
case may be.

RECORD DATE/NOTICE        The Delaware Act permits a governing instrument to   The Maryland Law contains specific
provisions by
                          provide for the establishment of record dates for    which a corporation may determine
which
                          determining voting rights.                           stockholders are entitled to
notice of a meeting,
                                                                               to vote at a meeting, or to any
other rights.

                          The Declaration of Trust provides that the Board     The Maryland Law requires that the
record date be
                          of Trustees may fix in advance a record date which   not more than ninety (90) days and
not less than
                          shall not be more than one hundred eighty (180)      ten (10) days before the date on
which the action
                          days, nor less than seven (7) days, before the       requiring determination will be
taken.  The
                          date of any such meeting.                            Maryland Law also provides that a
corporation give
                                                                               stockholders notice not less than
ten (10) days nor
                                                                               more than ninety (90) days before
the meeting.

                                      B-5


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          The Bylaws provide that all notices of shareholder   The Corporation's Bylaws mirror
the Maryland Law
                          meetings shall be sent or otherwise given to         with respect to setting the record
date and
                          shareholders not more than seventy-five (75) days    providing notice for a stockholder
meeting.
                          and not less than seven (7) days before the date
                          of the meeting.

REMOVAL OF TRUSTEES/      The Delaware Act is silent with respect to the       Under the Maryland Law, a director
may be removed
DIRECTORS                 removal of trustees.  However, the Declaration of    with or without cause by the
affirmative vote of at
                          Trust states that the Board of Trustees, by action   least a majority of all the votes
entitled to be
                          of a majority of the then Trustees at a duly         cast for election of directors.
The Corporation's
                          constituted meeting, may fill vacancies in the       Bylaws provide that Directors may
be removed with
                          Board of Trustees or remove Trustees with or         or without cause by the
affirmative vote of a
                          without cause.  Further, the Declaration of Trust    majority of all the votes entitled
to be cast for
                          states that shareholders shall have the power to     the election of Directors.
                          remove a Trustee only to the extent provided by
                          the 1940 Act and the rules and regulations
                          thereunder.

SHAREHOLDER RIGHTS OF     The Delaware Act sets forth the rights of            Like the Delaware Act, the
Maryland Law permits
INSPECTION                shareholders to gain access to and receive copies    stockholders to make reasonable
demands to gain
                          of certain DBT documents and records upon written    access to and receive copies of
certain corporate
                          request by the shareholders.  These rights are       documents and records.
Specifically, a stockholder
                          qualified by the extent otherwise provided in the    may inspect and copy, during usual
business hours,
                          governing instruments of the DBT, as well as a       the corporation's bylaws; minutes
of the
                          reasonable demand standard related to the            proceedings of stockholders;
annual statements of
                          shareholder's interest as a shareholder of the       affairs; and voting trust
agreements.  In addition,
                          DBT.  Consistent with the Delaware Act, the Bylaws   stockholders representing at least
5% of the
                          provide that a shareholder shall have the right to   outstanding shares of any class
may, upon written
                          inspect and copy the minutes and accounting books    request, inspect and copy the
corporation's books
                          and records of the DE Trust upon written demand at   of accounts and its stock ledgers
and request a
                          any reasonable time during usual business hours      statement of its affairs.  The
Articles of
                          for a purpose reasonably related to the              Incorporation provide that
stockholders only have
                          shareholder's interest as a shareholder.             the inspection rights required by
law or authorized
                          Shareholders are also permitted to inspect the       by resolution of the Board or
stockholders.
                          Bylaws during normal business hours.

SHAREHOLDER LIABILITY     Personal liability is limited by the Delaware Act    As a general matter, the
stockholders of a Maryland
                          to the amount of investment in a DBT, and may be     corporation are not liable for the
obligations of
                          further limited or restricted by the governing       the corporation.  The liability of
stockholders is
                          instrument.  Shareholders of a DBT are entitled to   limited to the consideration, if
applicable, that
                          the same limitation of personal liability extended   the stockholders are obligated to
pay for the
                          to shareholders of a private corporation organized   stock.  There is no provision in
the Articles of
                          for profit under the general corporation law of      Incorporation varying this
protection.  A
                          the State of Delaware.  The Declaration of Trust     stockholder of a Maryland
corporation may be liable
                          specifically limits the personal liability of        in the amount of any distribution
he or she accepts
                          shareholders.                                        knowing that the distribution was
made in violation
                                                                               of the corporation's articles of
incorporation or
                                                                               the Maryland Law.

                                      B-6


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

TRUSTEE/DIRECTOR          Subject to a DBT's declaration of trust, the         The Maryland Law requires a
director to perform his
LIABILITY                 Delaware Act provides that a trustee, when acting    or her duties in good faith, in a
manner he or she
                          in such capacity, may not be held personally         reasonably believes to be in the
best interests of
                          liable to any person other than a DBT or a           the corporation and with the care
that an
                          shareholder for any act, omission or obligation of   ordinarily prudent person in a
like position would
                          the DBT or any trustee.  A trustee's duties and      use under similar circumstances.
A director who
                          liabilities to the DBT and its shareholders may be   performs his or her duties in
accordance with this
                          expanded or restricted by the provisions of the      standard has no liability by
reason of being or
                          declaration of trust.  The Declaration of Trust      having been a director.  Under the
Maryland Law, a
                          shields Trustees from liability for the acts or      corporation may include in its
charter a provision
                          omissions of any officer, agent, employee, manager   limiting liability for money
damages of its
                          or principal underwriter or other Trustee.           directors to the corporation or
its shareholders.
                          Trustees and officers of the DE Trust may be held    However, liability may not be
limited when a
                          liable to the DE Trust and any shareholder for       director has received an improper
benefit or profit
                          willful misfeasance, bad faith, gross negligence     in money, property or services or
where a director
                          or reckless disregard of the duties involved in      has been actively and deliberately
dishonest.
                          the conduct of their office as a Trustee or
                          officer, but may not be held liable for errors of
                          judgment or mistakes of fact or law.

INDEMNIFICATION           The Delaware Act permits a DBT to indemnify and      There is no provision in the
Maryland Law relating
                          hold harmless any trustee, shareholder or agent      to indemnification of
stockholders.  The Articles
                          from and against any and all claims and demands.     of Incorporation and the
Corporation's Bylaws are
                          Consistent with the Delaware Act, the Declaration    also silent with respect to this
issue.  The
                          of Trust provides for the indemnification of         Maryland Law provides a
comprehensive statutory
                          officers and Trustees from and against any and all   framework relating to the
indemnification of
                          claims and demands arising out of or related to      directors and officers.  Under the
Maryland Law, a
                          the performance of their duties as an officer or     director or officer who is
threatened or made a
                          Trustee.  The DE Trust will not indemnify, hold      party to a proceeding, may be
indemnified against
                          harmless or relieve a Trustee from liability when    judgments, penalties, fines,
settlements and
                          the Trustee did not act in good faith in             reasonable expenses.
Indemnification will not be
                          reasonable belief that his or her action was in,     permitted if the act or omission
of the director or
                          or not opposed to, the best interests of the         officer: (i) was material to the
matter giving rise
                          Trust; or had acted with willful misfeasance, bad    to the proceeding and was
committed in bad faith,
                          faith, gross negligence or reckless disregard of     or was the result of active and
deliberate
                          his or her duties; and for a criminal proceeding,    dishonesty; (ii) resulted in an
improper benefit to
                          had reasonable cause to believe his or her conduct   the individual; or (iii) if the
director or officer
                          was unlawful.                                        had reasonable cause to believe
that the act or
                                                                               omission was unlawful.  However,
if the proceeding
                                                                               was one by or in the right of the
corporation,
                                                                               indemnification may not be made in
respect of any
                                                                               proceeding in which the director
shall have been
                                                                               adjudged to be liable to the
corporation.

                                      B-7


                                       DELAWARE BUSINESS TRUST                               MARYLAND CORPORATION
                                       -----------------------                               --------------------

                          The Declaration of Trust also provides that any      The Corporation's charter
documents provide for the
                          shareholder or former shareholder that is exposed    indemnification of Directors and
officers to the
                          to liability by reason of a claim or demand          maximum extent provided by
applicable law, provided
                          related to such person having been a shareholder,    that no Director or officer of the
Corporation
                          and not because of his or her acts or omissions,     shall be indemnified against any
liability to the
                          shall be entitled to be held harmless and            Corporation or its stockholders to
which he would
                          indemnified out of the assets of the DE Trust.       otherwise be subject by reason of
willful
                                                                               misfeasance, bad faith, gross
negligence or
                                                                               reckless disregard of the duties
involved in the
                                                                               conduct of his office.

INSURANCE                 The Delaware Act does not contain a provision        Under the Maryland Law, a
corporation may purchase
                          specifically related to insurance.  The              insurance on behalf of any
director, officer or
                          Declaration of Trust provides that the Trustees      employee against any liability
asserted against and
                          and officers shall be entitled and empowered to      incurred by such person in any
such capacity or
                          the fullest extent permitted by law to purchase      arising out of such person's
position, whether or
                          insurance with the DE Trust's assets for liability   not the corporation would have the
power to
                          and for all expenses reasonably incurred or paid     indemnify such person against such
liability.  The
                          or expected to be paid by a Trustee or officer in    Corporation's Articles of
Incorporation permit the
                          connection with any claim or proceeding in which     purchase of such insurance for
Directors, officers
                          he or she becomes involved by virtue of his or her   and agents.
                          capacity (or former capacity) with the DE Trust,
                          whether or not the DE Trust would have the power
                          to indemnify against such liability.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT


                 PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY!





           Please fold and detach card at perforation before mailing.





PROXY                                                                     PROXY
                       SPECIAL MEETING OF SHAREHOLDERS OF
                          UMB SCOUT REGIONAL FUND, INC.
                                  May 30, 2001

The undersigned hereby revokes all previous proxies for his or her shares and appoints William C. Tempel and William B. Greiner, and each of them, proxies of the undersigned with full power of substitution to vote all shares of UMB Scout Regional Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at the offices of the UMB Scout Funds at 1010 Grand Boulevard, Kansas City, Missouri 64106 at 10:00 a.m. Central time on May 30, 2001, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

                   IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.


                              NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.


                              __________________________________________________
                              Signature


                              __________________________________________________
                              Signature


                              __________________________________________________
                              Date






              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY
              ---------
                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT





PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE
 REQUIRED IF MAILED IN THE U.S.

           Please fold and detach card at perforation before mailing.


This proxy is solicited on behalf of the Board of Directors of UMB Scout Regional Fund, Inc. (the "Fund"). It will be voted as specified. If no specification is made, this proxy shall be voted in favor of Proposals 1 through
5. If any other matters properly come before the Meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management on such matters. Management is not aware of any such matters.



            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR
                           OF PROPOSALS 1 THROUGH 5.




1.   To approve a change in the Fund's  investment  policies  to
     permit   the  Fund  to  invest   in  small   capitalization        FOR             AGAINST           ABSTAIN
     companies located throughout the United States.

2.   To  approve a change in the Fund's  fundamental  investment
     objective such that the Fund will seek long-term  growth of        FOR             AGAINST           ABSTAIN
     capital.

3.   To  approve  the  reclassification  of the  Fund's  general        FOR             AGAINST           ABSTAIN
     investment policies as non-fundamental.

4. To approve the reclassification of certain of the Fund's fundamental investment restrictions as non-fundamental.



     a.  Diversification                                                FOR             AGAINST           ABSTAIN

     b.  Investing for Control                                          FOR             AGAINST           ABSTAIN

     c.  Investment Companies                                           FOR             AGAINST           ABSTAIN

     d.  Unseasoned Issuers                                             FOR             AGAINST           ABSTAIN

     e.  Affiliate Dealings                                             FOR             AGAINST           ABSTAIN

     f.  Affiliate-Owned Companies                                      FOR             AGAINST           ABSTAIN

     g.  Unlimited Liability Securities                                 FOR             AGAINST           ABSTAIN

     h.  Adviser Affiliates                                             FOR             AGAINST           ABSTAIN

4.   To approve the  reorganization  of the Fund from a Maryland        FOR             AGAINST           ABSTAIN
     corporation to a series of a Delaware business trust.





              IMPORTANT: PLEASE SIGN AND MAIL IN YOUR PROXY...TODAY